
      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1998
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             AMKOR TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
               DELAWARE                                 3674                               23-172-2724
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)               IDENTIFICATION NUMBER)

                             AMKOR TECHNOLOGY, INC.
                             1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               FRANK J. MARCUCCI
                            CHIEF FINANCIAL OFFICER
                             AMKOR TECHNOLOGY, INC.
                             1345 ENTERPRISE DRIVE
                             WEST CHESTER, PA 19380
                                 (610) 431-9600
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   Copies to:

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
                   LARRY W. SONSINI, ESQ.                                        ALAN L. BELLER, ESQ.
                  DONNA M. PETKANICS, ESQ.                                        YONG G. LEE, ESQ.
                  BRUCE M. MCNAMARA, ESQ.                                 CLEARY, GOTTLIEB, STEEN & HAMILTON
              WILSON SONSINI GOODRICH & ROSATI                                    ONE LIBERTY PLAZA
                  PROFESSIONAL CORPORATION                                        NEW YORK, NY 10006
                     650 PAGE MILL ROAD                                             (212) 225-2000
                    PALO ALTO, CA 94304
                       (650) 493-9300
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        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-37235

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE

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
==============================================================================================================================
           TITLE OF EACH CLASS                                        MAXIMUM          PROPOSED MAXIMUM
           OF SECURITIES TO BE                 AMOUNT TO BE        OFFERING PRICE         AGGREGATE            AMOUNT OF
                REGISTERED                      REGISTERED          PER SECURITY      OFFERING PRICE(1)     REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
5 3/4% Convertible Subordinated Notes due
  2003 and Common Stock $.001 par value...     $34,500,000                               $34,500,000            $10,178
==============================================================================================================================
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(1) Includes the aggregate value offered if the Underwriters exercise the options to purchase shares of Common Stock and Convertible Notes to cover over-allotments, if any.
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

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") by Amkor Technology, Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (Registration No. 333-37235), which was declared effective by the Commission on April 30, 1998.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on May 1, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than May 1, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester, State of Pennsylvania, on the 30th day of April 1998.

                                          AMKOR TECHNOLOGY, INC.

                                          By:       /s/ JAMES J. KIM

                                            ------------------------------------
                                                        James J. Kim
                                                  Chief Executive Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT ON FORM S-1 HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

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
                     SIGNATURE                                       TITLE                        DATE
                     ---------                                       -----                        ----

                 /s/ JAMES J. KIM                      Chief Executive Officer and           April 30, 1998
---------------------------------------------------      Chairman
                   James J. Kim

                         *                             Chief Financial Officer and           April 30, 1998
---------------------------------------------------      Secretary (Principal Financial
                 Frank J. Marcucci                       and Accounting Officer)

                         *                             President and Director                April 30, 1998
---------------------------------------------------
                  John N. Boruch

                         *                             Director                              April 30, 1998
---------------------------------------------------
                 Thomas D. George

                         *                             Director                              April 30, 1998
---------------------------------------------------
                Gregory K. Hinckley

                * /s/ JAMES J. KIM
---------------------------------------------------
                   James J. Kim
                 Attorney-in-fact
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

                               INDEX TO EXHIBITS

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
    EXHIBIT
    NUMBER                             DESCRIPTION
    -------                            -----------
        5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as to the legality of the securities being registered.
       23.1    Consent of Arthur Andersen LLP
       23.2    Consent of Counsel (included in Exhibit 5.1).
       23.3    Consent of Samil Accounting Corporation
       23.4    Consent of Chong Un & Company
       23.5    Consent of SyCip Gorres Velayo & Co
       23.6    Consent of Siana Carr & O'Connor, LLP
       24.1    Power of Attorney.*
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---------------

* Incorporated by reference to Registration Statement on Form S-1 (File No. 333-37235)